UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2015

Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California
(Address of Principal Executive Offices)

90502
(Zip Code)

310-787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On February 9, 2015, the Compensation Committee of the Board of Directors of Farmer Bros. Co. (the "Company"), in accordance with the provisions of the Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan (the “Amended Equity Plan”) (which was previously filed as Exhibit 10.2 to the Form 8-K filed by the Company with the Securities and Exchange Commission ("SEC") on December 11, 2013) and its addendum (which was previously filed as Exhibit 10.30 to the Form 10-Q for the period ended December 31, 2014 filed by the Company with the SEC on February 9, 2015), approved grants of non-qualified stock options to certain of the Company's employees, including the following grants to the Company's Named Executive Officers:

Name	Title	Shares of Common Stock Issuable Upon Exercise of Options
Michael H. Keown	President & Chief Executive Officer	49,902
Mark J. Nelson	Treasurer & Chief Financial Officer	21,400
Thomas W. Mortensen	Senior Vice President of Route Sales	9,095
Thomas J. Mattei, Jr.	General Counsel	4,281

The stock options have an exercise price equal to $23.44 per share, which was the closing price of the Company's common stock as reported on the NASDAQ Global Market on February 9, 2015, the date of grant. The stock options have a seven year term expiring on February 9, 2022. One-third of the total number of shares subject to each stock option becomes exercisable each year on the anniversary of the grant date, commencing on February 9, 2016, based on the Company’s achievement of a modified net income target for each fiscal year of the performance period as approved by the Compensation Committee, subject to catch-up vesting of previously unvested shares in a subsequent year within the three year period in which a cumulative modified net income target as approved by the Compensation Committee is achieved, in each case, subject to the participant’s employment by the Company or service on the Board of Directors of the Company on the applicable vesting date. The stock options were granted under the Amended Equity Plan pursuant to the Company's form of Stock Option Grant Notice and Stock Option Agreement that was filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on December 18, 2013 and incorporated herein by reference.

Item 8.01. Other Events.

Equity Awards to Non-Employee Directors

On February 9, 2015, the Board of Directors of the Company, in accordance with the Company’s standard non-employee director compensation program as described in the Company's Definitive Proxy Statement on Schedule 14A filed with the SEC on October 28, 2014 under the caption “Director Compensation,” granted to each of the Company’s non-employee directors, 1,280 shares of restricted stock based on the closing price of the Company’s common stock as reported on the NASDAQ Global Market on February 9, 2015, the date of grant, under the Amended Equity Plan. The shares will vest ratably over three years, subject to the non-employee director’s continued service to the Company. The Board members who received this award were: Hamideh Assadi, Guenter W. Berger, Randy E. Clark, Jeanne Farmer Grossman, Charles F. Marcy and Christopher P. Mottern. The shares of restricted stock were granted under the Amended Equity Plan pursuant to the Company's form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement that was filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed with the SEC on December 18, 2013 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1
Form of Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan Stock Option Grant Notice and Stock Option Agreement (filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on December 18, 2013 and incorporated herein by reference).

10.2
Form of Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on December 18, 2013 and incorporated herein by reference).

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 13, 2015

FARMER BROS. CO.

By: /s/ Mark J. Nelson
Name: Mark J. Nelson
Title: Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Form of Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan Stock Option Grant Notice and Stock Option Agreement (filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on December 18, 2013 and incorporated herein by reference).

10.2
Form of Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the SEC on December 18, 2013 and incorporated herein by reference).